SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              _____________________
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of earliest event reported: September 21, 2001



                               LMI AEROSPACE, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Missouri
                 (State or Other Jurisdiction of Incorporation)


       0-24293                                           43-1309065
(Commission File Number)                   (I.R.S. Employer Identification No.)

3600 Mueller Road, St. Charles, Missouri                   633021
(Address of Principal Executive Offices)                 (Zip Code)

                                                            (636) 946-6525
              (Registrant's Telephone Number, Including Area Code)

                              _____________________



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Item 5.  Other Events.

         As reported in the Company's Report on Form 8-K filed September 14, 2001, the National Labor Relations Board (NLRB) conducted a union representation election on September 13, 2001, at LMI Aerospace, Inc.'s two facilities in St. Charles, Missouri. The combined vote was 82 against the United Auto Workers Union and 81 in favor of the union. On September 21, 2001 the NLRB certified the results without change.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 24, 2001


                                     LMI AEROSPACE, INC.


                                     By: /s/ Lawrence E. Dickinson
                                        ------------------------------------
                                         Lawrence E. Dickinson
                                         Chief Financial Officer and Secretary